                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director or officer or both of one of Dura Automotive Systems, Inc. (the "Parent"), Dura Operating Corp. (the "Company") and the following subsidiaries: Dura Automotive Systems Cable Operations, Inc., Universal Tool & Stamping Company, Inc., Adwest Electronics, Inc., Dura Automotive Systems of Indiana, Inc., Atwood Automotive Inc., Mark I Molded Plastics of Tennessee, Inc., Atwood Mobile Products, Inc. (the "Subsidiaries"), constitutes and appoints David R. Bovee as such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to debt securities of the Company and the guaranties of such debt securities by Parent and Subsidiaries, as contemplated by the Registration Rights Agreement by and among the Company, the Parent, the Subsidiaries, Bank of America Securities LLC, J.P. Morgan Securities Inc, Salomon Smith Barney, Inc., Comerica Securities Inc., Scotia Capita (USA) Inc. and all amendments (including post-effective amendments) to such Registration Statement on Form S-4 (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which such Registration Statement on Form S-4 relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURES                                      CAPACITY                                 DATE
              ----------                                      --------                                 ----
/s/ Karl F. Storrie                      President and Chief Executive Officer of Parent           May 8, 2002
------------------------------------     and Company; Director of Parent and Company
Karl F. Storrie

/s/ Scott D. Rued                        Chairman of the Board of Parent and the Company           May 8, 2002
------------------------------------
Scott D. Rued


/s/ Robert E. Brooker, Jr.               Director of Parent and the Company                        May 9, 2002
------------------------------------
Robert E. Brooker, Jr.

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
/s/ Jack K. Edwards                      Director of Parent and the Company                        May 10, 2002
------------------------------------
Jack K. Edwards


/s/ James O. Futterknecht, Jr.           Director of Parent and the Company                        May 10, 2002
------------------------------------
James O. Futterknecht, Jr.


/s/ J. Richard Jones                     Director of Parent and the Company                        May 8, 2002
------------------------------------
J. Richard Jones


/s/ S. A. Johnson                        Director of Parent and the Company                        May 11, 2002
------------------------------------
S. A. Johnson


/s/ Eric J. Rosen                        Director of Parent and the Company                        May 7, 2002
------------------------------------
Eric J. Rosen


/s/ Ralph R. Whitney, Jr.                Director of Parent and the Company                        May 9, 2002
------------------------------------
Ralph R. Whitney, Jr.


/s/ Brian Ghesquiere                     Assistant Secretary and Director of                       May 9, 2002
------------------------------------     each of the Subsidiaries
Brian Ghesquiere
